EliteDesigns Plus Dollar Cost Averaging

Questions? Call our Service Center at 1-800-888-2461.

Instructions

Use this form to request periodic exchanges from one investment option to one or more investment options. Complete the entire form. Please type or print.

1. Provide General Account Information

❒Application Attached or Contract Number ____________________________________________________________

Name of Owner
	First	MI	Last

Mailing Address
	Street Address	City	State	ZIP Code

Social Security Number/Tax I.D. Number

Daytime Phone Number	Home Phone Number

2. Set Up Dollar Cost Averaging

Please complete each sub-section.

A.	Effective Date
Date (mm/dd/yyyy – must be between 1st and 28th of the month)

If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B.	Frequency (check one):

m Monthly m Quarterly m Semi-Annually m Annually

C.	Option (check one):
m $ _____________ per transfer over _______________ months/years.
m % _____________ per transfer over _______________ months/years.
m Fixed Period over ____________ months/years.
m Only Interest/Earnings over ___________________ months/years.

(Earnings will accrue for one time period – i.e. monthly or quarterly – from the effective date before the first transfer occurs.)

Please Continue

FSB255 Supp B (5-13)	EliteDesigns Plus 32-80210-03 2013/05/01 (1/6)

3. Provide Investment Directions (continued on page 3)

Transfer From (choose only one):

%	Adaptive Allocation Portfolio	%	DWS Global Thematic VIP	%	Goldman Sachs VIT Mid	%	Ibbotson Growth ETF Asset
%	Alger Capital Appreciation	%	DWS Government &		Cap Value		Allocation
%	Alger Large Cap Growth		Agency Securities VIP	%	Goldman Sachs VIT	%	Ibbotson Income and
%	AllianceBernstein VPS	%	DWS High Income VIP		Strategic Growth		Growth ETF Asset
	Global Thematic Growth	%	DWS Large Cap Value VIP	%	Goldman Sachs VIT		Allocation
%	AllianceBernstein VPS	%	Federated Fund for U.S.		Strategic International	%	ING Clarion Global Real
	Growth and Income		Government Securities II		Equity		Estate
%	AllianceBernstein VPS	%	Federated High Income	%	Goldman Sachs VIT	%	ING Clarion Real Estate
	Small/Mid Cap Value		Bond II		Structured Small Cap Equity	%	ING MidCap Opportunities
%	American Century VP	%	Fidelity® VIP Balanced	%	Guggenheim VT All Cap	%	Innealta Capital Country
	Income & Growth	%	Fidelity® VIP Contrafund®		Value		Rotation
%	American Century VP	%	Fidelity® VIP Disciplined	%	Guggenheim VT All-Asset	%	Innealta Capital Sector
	Inflation Protection		Small Cap		Aggressive Strategy		Rotation
%	American Century VP	%	Fidelity® VIP Emerging	%	Guggenheim VT All-Asset	%	Invesco V.I. Core Equity
	International		Markets		Conservative Strategy	%	Invesco V.I. Global Core
%	American Century VP Mid	%	Fidelity® VIP Growth	%	Guggenheim VT All-Asset		Equity
	Cap Value		Opportunities		Moderate Strategy	%	Invesco V.I. Global Health
%	American Century VP Value	%	Fidelity® VIP Growth &	%	Guggenheim VT CLS		Care
%	BlackRock Basic Value V.I.		Income		AdvisorOne Amerigo	%	Invesco V.I. Global Real
%	BlackRock Capital	%	Fidelity® VIP High Income	%	Guggenheim VT CLS		Estate
	Appreciation V.I.	%	Fidelity® VIP Index 500		AdvisorOne Clermont	%	Invesco V.I. Government
%	BlackRock Equity	%	Fidelity® VIP Investment	%	Guggenheim VT CLS		Securities
	Dividend V.I.		Grade Bond		AdvisorOne	%	Invesco V.I. High Yield
%	BlackRock Global	%	Fidelity® VIP Mid Cap		Select Allocation	%	Invesco V.I. International
	Allocation V.I.	%	Fidelity® VIP Overseas	%	Guggenheim VT DWA		Growth
%	BlackRock Global	%	Fidelity® VIP Real Estate		Flexible Allocation	%	Invesco V.I. Mid Cap Core
	Opportunities V.I.	%	Fidelity® VIP Strategic	%	Guggenheim VT DWA		Equity
%	BlackRock High Yield V.I.		Income		Sector Rotation	%	Invesco V.I. Small Cap
%	BlackRock Large Cap	%	Franklin Flex Cap Growth	%	Guggenheim VT Global		Equity
	Core V.I.		Securities		Managed Futures Strategy	%	Invesco V.I. S&P 500 Index
%	BlackRock Large Cap	%	Franklin Growth & Income	%	Guggenheim VT High Yield	%	Invesco V.I. Utilities
	Growth V.I.		Securities	%	Guggenheim VT Large Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA Global	%	Franklin High Income		Concentrated Growth		American Franchise
	Bond Portfolio		Securities	%	Guggenheim VT Large Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA	%	Franklin Income Securities		Core		American Value
	International Small Portfolio	%	Franklin Large Cap Growth	%	Guggenheim VT Large Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA		Securities		Value		Comstock
	International Value Portfolio	%	Franklin Large Cap Value	%	Guggenheim VT Managed	%	Invesco Van Kampen V.I.
%	Dimensional VA Short-Term		Securities		Asset Allocation		Equity and Income
	Fixed Portfolio	%	Franklin Mutual Global	%	Guggenheim VT Mid Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA U.S. Large		Discovery Securities		Growth		Growth and Income
	Value Portfolio	%	Franklin Mutual Shares	%	Guggenheim VT Mid Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA U.S.		Securities		Value		Mid Cap Growth
	Targeted Value Portfolio	%	Franklin Rising Dividends	%	Guggenheim VT MSCI	%	Ivy Funds VIP Asset
%	Direxion Dynamic VP		Securities		EAFE Equal Weight		Strategy
	HY Bond	%	Franklin Small Cap Value	%	Guggenheim VT Multi-%		Ivy Funds VIP Balanced
%	Dreyfus IP Small Cap		Securities		Hedge Strategies	%	Ivy Funds VIP Core Equity
	Stock Index	%	Franklin Small-Mid Cap	%	Guggenheim VT Small Cap	%	Ivy Funds VIP Dividend
%	Dreyfus IP Technology		Growth Securities		Growth		Opportunities
	Growth	%	Franklin Strategic Income	%	Guggenheim VT Small Cap	%	Ivy Funds VIP Energy
%	Dreyfus Stock Index		Securities		Value	%	Ivy Funds VIP Global Bond
%	Dreyfus VIF Appreciation	%	Franklin US Government	%	Guggenheim VT Total	%	Ivy Funds VIP Growth
%	Dreyfus VIF International		Securities		Return Bond	%	Ivy Funds VIP High Income
	Value	%	Goldman Sachs VIT	%	Guggenheim VT U.S. Long	%	Ivy Funds VIP International
%	DWS Capital Growth VIP		Government Income		Short Momentum		Core Equity
%	DWS Core Equity VIP	%	Goldman Sachs VIT Growth	%	Ibbotson Aggressive Growth	%	Ivy Funds VIP International
%	DWS Dreman Small Mid		Opportunities		ETF Asset Allocation		Growth
	Cap Value VIP	%	Goldman Sachs VIT Large	%	Ibbotson Balanced ETF	%	Ivy Funds VIP Limited-Term
%	DWS Global Small Cap		Cap Value		Asset Allocation		Bond
	Growth VIP			%	Ibbotson Conservative ETF
Asset Allocation

FSB255 Supp B (5-13)	EliteDesigns Plus 32-80210-03 2013/05/01 (2/6)

3. Provide Investment Directions (continued from page 2)

Transfer From (choose only one):

%	Ivy Funds VIP Mid Cap	%	MFS® VIT New Discovery	%	Putnam VT Growth	%	Rydex VT S&P 500 Pure
	Growth	%	MFS® VIT Research		Opportunities		Growth
%	Ivy Funds VIP Real Estate	%	MFS® VIT Research Bond	%	Putnam VT High Yield	%	Rydex VT S&P 500 Pure
	Securities	%	MFS® VIT Research	%	Putnam VT Income		Value
%	Ivy Funds VIP Science		International	%	Putnam VT Investors	%	Rydex VT S&P MidCap
	and Technology	%	MFS® VIT Total Return	%	Putnam VT Voyager		400 Pure Growth
%	Ivy Funds VIP Small Cap	%	MFS® VIT Utilities	%	Rydex VT Banking	%	Rydex VT S&P MidCap
	Growth	%	Morgan Stanley UIF	%	Rydex VT Basic Materials		400 Pure Value
%	Ivy Funds VIP Small Cap		Emerging Markets Debt	%	Rydex VT Biotechnology	%	Rydex VT S&P SmallCap
	Value	%	Morgan Stanley UIF	%	Rydex VT Commodities		600 Pure Growth
%	Ivy Funds VIP Value		Emerging Markets Equity		Strategy	%	Rydex VT S&P SmallCap
%	Janus Aspen Enterprise	%	Neuberger Berman AMT	%	Rydex VT Consumer		600 Pure Value
%	Janus Aspen Forty		Guardian		Products	%	Rydex VT Strengthening
%	Janus Aspen Janus Portfolio	%	Neuberger Berman AMT	%	Rydex VT Dow 2x Strategy		Dollar 2x Strategy
%	Janus Aspen Overseas		Socially Responsive	%	Rydex VT Electronics	%	Rydex VT Technology
%	Janus Aspen Perkins Mid	%	Oppenheimer Global	%	Rydex VT Energy	%	Rydex VT
	Cap Value		Securities Fund/VA	%	Rydex VT Energy Services		Telecommunications
%	JPMorgan Insurance Trust	%	Oppenheimer Global	%	Rydex VT Europe 1.25x	%	Rydex VT Transportation
	Core Bond Portfolio		Strategic Income Fund/VA		Strategy	%	Rydex VT U.S. Government
%	JPMorgan Insurance Trust	%	Oppenheimer International	%	Rydex VT Financial		Money Market
	International Equity Portfolio		Growth Fund/VA		Services	%	Rydex VT Utilities
%	JPMorgan Insurance Trust	%	Oppenheimer Main Street	%	Rydex VT Government Long	%	Rydex VT Weakening Dollar
	Intrepid Growth Portfolio		Small- & Mid-Cap Fund®/VA		Bond 1.2x Strategy		2x Strategy
%	JPMorgan Insurance Trust	%	PIMCO VIT All Asset	%	Rydex VT Health Care	%	T. Rowe Price Blue Chip
	Intrepid MidCap Portfolio	%	PIMCO VIT	%	Rydex VT Internet		Growth
%	JPMorgan Insurance Trust		CommodityRealReturn	%	Rydex VT Inverse Dow 2x	%	T. Rowe Price Equity
	MidCap Growth Portfolio		Strategy		Strategy		Income
%	JPMorgan Insurance Trust	%	PIMCO VIT Emerging	%	Rydex VT Inverse	%	T. Rowe Price Health
	Small Cap Core Portfolio		Markets Bond		Government Long Bond		Sciences
%	JPMorgan Insurance Trust	%	PIMCO VIT Foreign Bond		Strategy	%	T. Rowe Price Limited-Term
	US Equity Portfolio		(Unhedged)%		Rydex VT Inverse Mid-Cap		Bond
%	Lord Abbett Series Bond-%		PIMCO VIT Global Bond		Strategy	%	Templeton Developing
	Debenture VC		(Unhedged)%		Rydex VT Inverse		Markets Securities
%	Lord Abbett Series	%	PIMCO VIT High Yield		NASDAQ-100® Strategy	%	Templeton Foreign
	Calibrated Dividend	%	PIMCO VIT Low Duration	%	Rydex VT Inverse Russell		Securities
	Growth VC	%	PIMCO VIT Real Return		2000® Strategy	%	Templeton Global Bond
%	Lord Abbett Series	%	PIMCO VIT Short-Term	%	Rydex VT Inverse S&P		Securities
	Classic Stock VC	%	PIMCO VIT Total Return		500 Strategy	%	Templeton Growth
%	Lord Abbett Series	%	Pioneer Bond VCT	%	Rydex VT Japan 2x		Securities
	Developing Growth VC	%	Pioneer Emerging Markets		Strategy	%	Third Avenue Value
%	Lord Abbett Series		VCT	%	Rydex VT Leisure	%	Van Eck VIP Global Hard
	Fundamental Equity VC	%	Pioneer Equity Income VCT	%	Rydex VT Mid-Cap		Assets
%	Lord Abbett Series Growth	%	Pioneer High Yield VCT		1.5x Strategy	%	Wells Fargo Advantage
	and Income VC	%	Pioneer Real Estate Shares	%	Rydex VT NASDAQ-100®		International Equity VT
%	Lord Abbett Series Growth		VCT	%	Rydex VT NASDAQ-100®	%	Wells Fargo Advantage
	Opportunities VC	%	Pioneer Strategic Income		2x Strategy		Intrinsic Value VT
%	Lord Abbett Series Mid Cap		VCT	%	Rydex VT Nova	%	Wells Fargo Advantage
	Stock VC	%	Power Income VIT	%	Rydex VT Precious Metals		Omega Growth VT
%	Lord Abbett Series Total	%	Putnam VT Absolute Return	%	Rydex VT Real Estate	%	Wells Fargo Advantage
	Return VC		500%		Rydex VT Retailing		Opportunity VT
%	Lord Abbett Series Value	%	Putnam VT Capital	%	Rydex VT Russell 2000®	%	Wells Fargo Advantage
	Opportunities VC		Opportunities		1.5x Strategy		Small Cap Value VT
%	MFS® VIT Emerging Markets	%	Putnam VT Diversified	%	Rydex VT Russell 2000®	%	Western Asset Variable
	Equity		Income		2x Strategy		Global High Yield Bond
%	MFS® VIT High Yield	%	Putnam VT Equity Income	%	Rydex VT S&P 500	Must Total 100%
%	MFS® VIT Investors Growth	%	Putnam VT Global Asset		2x Strategy
	Stock		Allocation
%	MFS® VIT Investors Trust

Please Continue

FSB255 Supp B (5-13)	EliteDesigns Plus 32-80210-03 2013/05/01 (3/6)

3. Provide Investment Directions (continued on page 5)

Transfer To (indicate whole percentages totaling 100%):

%	Adaptive Allocation Portfolio	%	DWS Global Thematic VIP	%	Goldman Sachs VIT	%	Ibbotson Income and
%	Alger Capital Appreciation	%	DWS Government &		Strategic Growth		Growth ETF Asset
%	Alger Large Cap Growth		Agency Securities VIP	%	Goldman Sachs VIT		Allocation
%	AllianceBernstein VPS	%	DWS High Income VIP		Strategic International	%	ING Clarion Global Real
	Global Thematic Growth	%	DWS Large Cap Value VIP		Equity		Estate
%	AllianceBernstein VPS	%	Federated Fund for U.S.	%	Goldman Sachs VIT	%	ING Clarion Real Estate
	Growth and Income		Government Securities II		Structured Small Cap Equity	%	ING MidCap Opportunities
%	AllianceBernstein VPS	%	Federated High Income	%	Guggenheim VTAll Cap	%	Innealta Capital Country
	Small/Mid Cap Value		Bond II		Value		Rotation
%	American Century VP	%	Fidelity® VIP Balanced	%	Guggenheim VT All-Asset	%	Innealta Capital Sector
	Income & Growth	%	Fidelity® VIP Contrafund®		Aggressive Strategy		Rotation
%	American Century VP	%	Fidelity® VIP Disciplined	%	Guggenheim VT All-Asset	%	Invesco V.I. Core Equity
	Inflation Protection		Small Cap		Conservative Strategy	%	Invesco V.I. Global Core
%	American Century VP	%	Fidelity® VIP Emerging	%	Guggenheim VT All-Asset		Equity
	International		Markets		Moderate Strategy	%	Invesco V.I. Global Health
%	American Century VP Mid	%	Fidelity® VIP Growth	%	Guggenheim VT CLS		Care
	Cap Value		Opportunities		AdvisorOne Amerigo	%	Invesco V.I. Global Real
%	American Century VP Value	%	Fidelity® VIP Growth &	%	Guggenheim VT CLS		Estate
%	BlackRock Basic Value V.I.		Income		AdvisorOne Clermont	%	Invesco V.I. Government
%	BlackRock Capital	%	Fidelity® VIP High Income	%	Guggenheim VT CLS		Securities
	Appreciation V.I.	%	Fidelity® VIP Index 500		AdvisorOne	%	Invesco V.I. High Yield
%	BlackRock Equity	%	Fidelity® VIP Investment		Select Allocation	%	Invesco V.I. International
	Dividend V.I.		Grade Bond	%	Guggenheim VT DWA		Growth
%	BlackRock Global	%	Fidelity® VIP Mid Cap		Flexible Allocation	%	Invesco V.I. Mid Cap Core
	Allocation V.I.	%	Fidelity® VIP Overseas	%	Guggenheim VT DWA		Equity
%	BlackRock Global	%	Fidelity® VIP Real Estate		Sector Rotation	%	Invesco V.I. Small Cap
	Opportunities V.I.	%	Fidelity® VIP Strategic	%	Guggenheim VT Global		Equity
%	BlackRock High Yield V.I.		Income		Managed Futures Strategy	%	Invesco V.I. S&P 500 Index
%	BlackRock Large Cap	%	Franklin Flex Cap Growth	%	Guggenheim VT High Yield	%	Invesco V.I. Utilities
	Core V.I.		Securities	%	Guggenheim VT Large Cap	%	Invesco Van Kampen V.I.
%	BlackRock Large Cap	%	Franklin Growth & Income		Concentrated Growth		American Franchise
	Growth V.I.		Securities	%	Guggenheim VT Large Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA Global	%	Franklin High Income		Core		American Value
	Bond Portfolio		Securities	%	Guggenheim VT Large Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA	%	Franklin Income Securities		Value		Comstock
	International Small Portfolio	%	Franklin Large Cap Growth	%	Guggenheim VT Managed	%	Invesco Van Kampen V.I.
%	Dimensional VA		Securities		Asset Allocation		Equity and Income
	International Value Portfolio	%	Franklin Large Cap Value	%	Guggenheim VT Mid Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA Short-Term		Securities		Growth		Growth and Income
	Fixed Portfolio	%	Franklin Mutual Global	%	Guggenheim VT Mid Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA U.S. Large		Discovery Securities		Value		Mid Cap Growth
	Value Portfolio	%	Franklin Mutual Shares	%	Guggenheim VT MSCI	%	Ivy Funds VIP Asset
%	Dimensional VA U.S.		Securities		EAFE Equal Weight		Strategy
	Targeted Value Portfolio	%	Franklin Rising Dividends	%	Guggenheim VT Multi-%		Ivy Funds VIP Balanced
%	Direxion Dynamic VP		Securities		Hedge Strategies	%	Ivy Funds VIP Core Equity
	HY Bond	%	Franklin Small Cap Value	%	Guggenheim VT Small Cap	%	Ivy Funds VIP Dividend
%	Dreyfus IP Small Cap		Securities		Growth		Opportunities
	Stock Index	%	Franklin Small-Mid Cap	%	Guggenheim VT Small Cap	%	Ivy Funds VIP Energy
%	Dreyfus IP Technology		Growth Securities		Value	%	Ivy Funds VIP Global Bond
	Growth	%	Franklin Strategic Income	%	Guggenheim VT Total	%	Ivy Funds VIP Growth
%	Dreyfus Stock Index		Securities		Return Bond	%	Ivy Funds VIP High Income
%	Dreyfus VIF Appreciation	%	Franklin US Government	%	Guggenheim VT U.S. Long	%	Ivy Funds VIP International
%	Dreyfus VIF International		Securities		Short Momentum		Core Equity
	Value	%	Goldman Sachs VIT	%	Ibbotson Aggressive Growth	%	Ivy Funds VIP International
%	DWS Capital Growth VIP		Government Income		ETF Asset Allocation		Growth
%	DWS Core Equity VIP	%	Goldman Sachs VIT Growth	%	Ibbotson Balanced ETF	%	Ivy Funds VIP Limited-Term
%	DWS Dreman Small Mid		Opportunities		Asset Allocation		Bond
	Cap Value VIP	%	Goldman Sachs VIT Large	%	Ibbotson Conservative ETF	%	Ivy Funds VIP Mid Cap
%	DWS Global Small Cap		Cap Value		Asset Allocation		Growth
	Growth VIP	%	Goldman Sachs VIT Mid	%	Ibbotson Growth ETF Asset	%	Ivy Funds VIP Real Estate
			Cap Value		Allocation		Securities

FSB255 Supp B (5-13)	EliteDesigns Plus 32-80210-03 2013/05/01 (4/6)

3. Provide Investment Directions (continued from page 4)

Transfer To (indicate whole percentages totaling 100%):

%	Ivy Funds VIP Science	%	MFS® VIT Research	%	Putnam VT Income	%	Rydex VT S&P MidCap
	and Technology		International	%	Putnam VT Investors		400 Pure Growth
%	Ivy Funds VIP Small Cap	%	MFS® VIT Total Return	%	Putnam VT Voyager	%	Rydex VT S&P MidCap
	Growth	%	MFS® VIT Utilities	%	Rydex VT Banking		400 Pure Value
%	Ivy Funds VIP Small Cap	%	Morgan Stanley UIF	%	Rydex VT Basic Materials	%	Rydex VT S&P SmallCap
	Value		Emerging Markets Debt	%	Rydex VT Biotechnology		600 Pure Growth
%	Ivy Funds VIP Value	%	Morgan Stanley UIF	%	Rydex VT Commodities	%	Rydex VT S&P SmallCap
%	Janus Aspen Enterprise		Emerging Markets Equity		Strategy		600 Pure Value
%	Janus Aspen Forty	%	Neuberger Berman AMT	%	Rydex VT Consumer	%	Rydex VT Strengthening
%	Janus Aspen Janus Portfolio		Guardian		Products		Dollar 2x Strategy
%	Janus Aspen Overseas	%	Neuberger Berman AMT	%	Rydex VT Dow 2x Strategy	%	Rydex VT Technology
%	Janus Aspen Perkins Mid		Socially Responsive	%	Rydex VT Electronics	%	Rydex VT
	Cap Value	%	Oppenheimer Global	%	Rydex VT Energy		Telecommunications
%	JPMorgan Insurance Trust		Securities Fund/VA	%	Rydex VT Energy Services	%	Rydex VT Transportation
	Core Bond Portfolio	%	Oppenheimer Global	%	Rydex VT Europe 1.25x	%	Rydex VT U.S. Government
%	JPMorgan Insurance Trust		Strategic Income Fund/VA		Strategy		Money Market
	International Equity Portfolio	%	Oppenheimer International	%	Rydex VT Financial	%	Rydex VT Utilities
%	JPMorgan Insurance Trust		Growth Fund/VA		Services	%	Rydex VT Weakening Dollar
	Intrepid Growth Portfolio	%	Oppenheimer Main Street	%	Rydex VT Government Long		2x Strategy
%	JPMorgan Insurance Trust		Small- & Mid-Cap Fund®/VA		Bond 1.2x Strategy	%	T. Rowe Price Blue Chip
	Intrepid MidCap Portfolio	%	PIMCO VIT All Asset	%	Rydex VT Health Care		Growth
%	JPMorgan Insurance Trust	%	PIMCO VIT	%	Rydex VT Internet	%	T. Rowe Price
	MidCap Growth Portfolio		CommodityRealReturn	%	Rydex VT Inverse Dow 2x		Equity Income
%	JPMorgan Insurance Trust		Strategy		Strategy	%	T. Rowe Price Health
	Small Cap Core Portfolio	%	PIMCO VIT Emerging	%	Rydex VT Inverse		Sciences
%	JPMorgan Insurance Trust		Markets Bond		Government Long Bond	%	T. Rowe Price Limited-Term
	US Equity Portfolio	%	PIMCO VIT Foreign Bond		Strategy		Bond
%	Lord Abbett Series Bond-		(Unhedged)%		Rydex VT Inverse Mid-Cap	%	Templeton Developing
	Debenture VC	%	PIMCO VIT Global Bond		Strategy		Markets Securities
%	Lord Abbett Series		(Unhedged)%		Rydex VT Inverse	%	Templeton
	Calibrated Dividend	%	PIMCO VIT High Yield		NASDAQ-100® Strategy		Foreign Securities
	Growth VC	%	PIMCO VIT Low Duration	%	Rydex VT Inverse Russell	%	Templeton Global Bond
%	Lord Abbett Series	%	PIMCO VIT Real Return		2000® Strategy		Securities
	Classic Stock VC	%	PIMCO VIT Short-Term	%	Rydex VT Inverse S&P	%	Templeton
%	Lord Abbett Series	%	PIMCO VIT Total Return		500 Strategy		Growth Securities
	Developing Growth VC	%	Pioneer Bond VCT	%	Rydex VT Japan 2x	%	Third Avenue Value
%	Lord Abbett Series	%	Pioneer Emerging Markets		Strategy	%	Van Eck VIP Global Hard
	Fundamental Equity VC		VCT	%	Rydex VT Leisure		Assets
%	Lord Abbett Series Growth	%	Pioneer Equity Income VCT	%	Rydex VT Mid-Cap	%	Wells Fargo Advantage
	and Income VC	%	Pioneer High Yield VCT		1.5x Strategy		International Equity VT
%	Lord Abbett Series Growth	%	Pioneer Real Estate Shares	%	Rydex VT NASDAQ-100®	%	Wells Fargo Advantage
	Opportunities VC		VCT	%	Rydex VT NASDAQ-100®		Intrinsic Value VT
%	Lord Abbett Series Mid Cap	%	Pioneer Strategic Income		2x Strategy	%	Wells Fargo Advantage
	Stock VC		VCT	%	Rydex VT Nova		Omega Growth VT
%	Lord Abbett Series Total	%	Power Income VIT	%	Rydex VT Precious Metals	%	Wells Fargo Advantage
	Return VC	%	Putnam VT Absolute Return	%	Rydex VT Real Estate		Opportunity VT
%	Lord Abbett Series Value		500%		Rydex VT Retailing	%	Wells Fargo Advantage
	Opportunities VC	%	Putnam VT Capital	%	Rydex VT Russell 2000®		Small Cap Value VT
%	MFS® VIT Emerging Markets		Opportunities		1.5x Strategy	%	Western Asset Variable
	Equity	%	Putnam VT Diversified	%	Rydex VT Russell 2000®		Global High Yield Bond
%	MFS®VIT High Yield		Income		2x Strategy	Must Total 100%
%	MFS® VIT Investors Growth	%	Putnam VT Equity Income	%	Rydex VT S&P 500
	Stock	%	Putnam VT Global Asset		2x Strategy
%	MFS® VIT Investors Trust		Allocation	%	Rydex VT S&P 500 Pure
%	MFS® VIT New Discovery	%	Putnam VT Growth		Growth
%	MFS® VIT Research		Opportunities	%	Rydex VT S&P 500 Pure
%	MFS® VIT Research Bond	%	Putnam VT High Yield		Value

Please Continue

FSB255 Supp B (5-13)	EliteDesigns Plus 32-80210-03 2013/05/01 (5/6)

4. Provide Signature

I understand and authorize the transaction(s) requested on this form.

X			X
	Signature of Owner	Date (mm/dd/yyyy)		Signature of Joint Owner (if applicable)	Date (mm/dd/yyyy)

X
	Signature of Representative (optional)	Date (mm/dd/yyyy)		Print Name of Representative

Mail to: First Security Benefit Life Insurance and Annuity Company of New York • Administrative Office • PO Box 750497 • Topeka, KS 66675-0497 or
Fax to: 1-785-368-1772
Visit us online at www.securitybenefit.com

FSB255 Supp B (5-13)	EliteDesigns Plus 32-80210-03 2013/05/01 (6/6)

EliteDesigns Plus 32-80210-03 2013/05/01

EliteDesigns Plus 32-80210-03 2013/05/01